                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  VIALTA, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2002


TO THE STOCKHOLDERS OF VIALTA, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vialta, Inc. (the "Company") will be held on Thursday, June 20, 2002 at 2:00 p.m. local time at the Fremont Marriott, 46100 Landing Parkway, Fremont, CA 94538 for the following purposes:

     1. To elect five directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2002.

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 23, 2002 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy card.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            James Allison
                                            Controller
Fremont, California
April 30, 2002

--------------------------------------------------------------------------------
                                    IMPORTANT

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY MAY HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

[LOGO]

                                  VIALTA, INC.

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 20, 2002

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Vialta, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, June 20, 2002 at 2:00 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the Fremont Marriott, 46100 Landing Road, Fremont, CA 94538. The telephone number at that location is (510) 413-3700.

The Company's principal executive offices are located at 48461 Fremont Blvd., Fremont, CA 94538.

SOLICITATION

     These proxy solicitation materials, including an annual report for the fiscal year ended December 31, 2001 will be mailed on or about May 30, 2002 to all stockholders entitled to vote at the Annual Meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Officers, directors and regular employees of the Company may conduct further solicitation personally, telephonically or by facsimile, without receiving additional compensation for assisting with the solicitation.

     The Company will provide a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including financial statements and financial statement schedules (but not exhibits), without charge to each stockholder upon written request. The request should be sent to Deborah Yeung, Director of Finance, Vialta, Inc., 48461 Fremont Blvd., Fremont, CA 94538 (telephone number: (510) 870-3068). Exhibits to the Annual Report may be obtained on written request to Ms Yeung and payment of the Company's reasonable expenses in furnishing such exhibits.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to James Allison, Controller, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

VOTING

     Vialta currently has two classes of common stock: Class A Common Stock and Class B Common Stock (collectively, the "Common Stock"). Holders of Class A Common Stock are entitled to 3.8 votes per share on all matters and holders of Class B Common Stock are entitled to one vote per share on all matters. In accordance with the provisions of California law, until the Company is a "listed corporation", stockholders have the right to cumulate votes in connection with the election of directors. A "listed corporation" is one whose shares have been approved for trading on the New York or American Stock Exchange or the Nasdaq National Market. Each stockholder complying with certain conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of votes to which such stockholder's shares are entitled multiplied by the number of directors to be elected. The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. Under California law, no stockholder will be entitled to cumulate votes for a candidate unless that candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion. With respect to the election of directors, the five directors receiving the highest number of votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected.

     The Inspector of Elections will tabulate the votes cast in person or by proxy at the Annual Meeting. The Inspector of Elections will also determine whether or not a quorum is present. The affirmative vote of a majority of the votes cast at a duly held meeting at which a quorum is present and voting is required for approval of proposals presented to stockholders other than the election of directors. The holders of a majority of the shares entitled to vote, represented either in person or by proxy shall constitute a quorum for purposes of the Annual Meeting. The Inspector of Elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Board's nominees for directors, for the ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as present for the purpose of determining the presence of a quorum but will not be considered as voting with respect to that matter.

RECORD DATE AND SHARE OWNERSHIP

     Only stockholders of record at the close of business on April 23, 2002 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 43,010,959 shares of the Company's Class A Common Stock and 40,580,375 shares of the Company's Class B Common Stock were issued and outstanding, and there were 218 stockholders of record.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals by stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than January 31, 2003, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      In addition, proxies solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary voting authority to vote on any proposal properly raised at the meeting, if the Company is not provided with written notice of the stockholder proposal on or before April 15, 2003.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's bylaws currently provide that the number of directors shall be fixed from time to time by the Board of Directors. The size of the Board of Directors is currently set at five members. The Company's Amended and Restated Bylaws divides the Board into three classes with staggered, three-year terms. Herbert Chang and Masaharu Shinya are Class I directors, with initial terms set to expire in 2002, Matthew K. Fong and Didier Pietri are Class II directors, with initial terms set to expire in 2003, and Fred S.L. Chan was elected a Class III director, with an initial term set to expire in 2004. However, pursuant to the requirements of California law, this provision will become effective only when the Company becomes a "listed corporation". As a result, five directors will be elected at the Annual Meeting to serve as the same class of director which they previously served or which was served by the director.

     The Board has nominated the five people named below to serve as directors in their same classes to hold office until the expiration of their term and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. All of the nominees are currently directors of the Company. If any nominee for any reason is unable to, or will not, serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or will not, serve as a director.

DIRECTOR

     The names of the nominees, and certain information about them as of April 5, 2002, are set forth below:

     FRED CHAN, age 55, served as the Company's Chairman of the Board of Directors since the Company's inception in 1999. He also served as the Company's President from its inception through April 2001 and as Chief Executive Officer from its inception through August 28, 2001. Prior to joining the Company, Mr. Chan held various executive positions at ESS Technology, Inc. since 1986, as well as being Chairman of the Board, in which capacity he still serves. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii.

     DIDIER PIETRI, age 39, has been a member of Vialta's board of directors since September 2001. Mr. Pietri joined the Company in April 2001 as its President and on August 29, 2001 became the Chief Executive Officer. Prior to joining Vialta, Mr. Pietri served as President and Chief Executive Officer of TVA/Motion International, a global entertainment production and distribution company from August 1999 to March 2001. From June 1995 to July 1999, Mr. Pietri was Senior Vice President of the ABC Television Network Group, as well as President of ABC Pictures, a division of The Walt Disney Company. Mr. Pietri holds a Bachelor's of Science degree in computer science from ESSEC, Paris, France and a Masters in Business Administration from Harvard Business School.

     MATTHEW K. FONG, age 48, has been a member of Vialta's board of directors since April 1999. Mr. Fong is employed by the Company as an Advisor to the Chairman of the Board. In addition, since February 1999, Mr. Fong has been an attorney with the law firm of Sheppard, Mullin, Richter &

Hampton, LLP and the Chief Executive Officer of Strategic Advisory Group, a financial and high technology consulting group that he founded. Prior to that, Mr. Fong served as California State Treasurer from January 1995 to January 1999. He has also served on the National Commission of Economic Growth and Taxation Reform in Washington, D.C. Mr. Fong was Vice Chairman of the California State Board of Equalization from 1991 to 1994.

     HERBERT CHANG, age 40, has been a member of Vialta's board of directors since November 1999. Mr. Chang is the President of InveStar Capital, Inc., a venture capital firm. He has held that position since August 1996. In addition, Mr. Chang is the managing member of Forefront Associates, LLC which is the general partner of Forefront Venture Partners, L.P., a position he has held since February, 1998. Mr. Fong currently serves as a director of Marvell Technology Group Ltd. and Oplink Communications, Inc. Mr. Chang holds a Bachelor of Science degree in Geology from National Taiwan University and a Masters in Business Administration from National Chiao-Tung University.

     MASAHARU SHINYA, age 58, has been a member of Vialta's board of directors since April 1999. Mr. Shinya is the Chairman and Chief Executive Officer of Global Alliance Inc., a technology consulting firm that he founded in March 1999. Since April 1999, he has served as the Chairman and Chief Executive Officer of Universe Electron Corporation, a company that distributes semiconductor products. From September 1990 to March 1999, Mr. Shinya was the President of another distributor of semiconductor products, Kanematsu Semiconductor Corporation. Mr. Shinya currently serves as a director of Impala Linear Corporation, Capella Microsystems, Inc., and Altigen Communications, Inc.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors met 3 times during fiscal year 2001. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee or any other standing committees.

     The Audit Committee reviews the adequacy of the Company's internal control systems, financial reporting procedures, the general scope of the Company's annual audit, the fees charged by the independent accountants, the performance of non-audit services by the Company's auditors and the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company. After such review, the Audit Committee makes recommendations to the full Board and performs such further functions as may be required or delegated to the Committee by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. During fiscal year 2001, the Audit Committee of the Board held no meetings independent of the entire Board of Directors. The Audit Committee is currently comprised of three members: Matthew Fong, Masaharu Shinya and Herbert Chang. Mr. Chang was nominated to the Audit Committee on April 23, 2002. Mr. Shinya and Mr. Chang are both independent as defined by the listing standards of the New York Stock Exchange. Mr. Fong is not independent, because he is an employee of the Company.

     The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters. During fiscal year 2001, the Compensation Committee held no meetings independent of the entire Board of Directors. The Compensation Committee is comprised of two members: Matthew Fong and Masaharu Shinya.

     With the exception of Matthew Fong who attended 67% of the aggregate number of meetings of the Board, no incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the Committees of the Board on which he serves held during the fiscal year 2001.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services, except that non-employee directors are reimbursed for their reasonable expenses in attending meeting of the Board of Directors or any meeting of a Committee of the Board of Directors. Mr. Fong serves as an advisor to the Chairman of the Board and receives $64,200 annually for four hours per week with additional compensation of $250 per hour plus $2,500 per day of additional compensation for each day of travel overseas. On October 19, 2001, Mr. Fong was also granted an option to purchase 78,000 shares of the Company's Class A Common Stock at an exercise price of $0.40 per share, vesting in equal installments of 25% on each of the one and two year anniversary of the date of grant and 1/48 on each one month anniversary thereafter.

     Non-employee directors of the Company are automatically granted options to purchase shares of the Company's Class A Common Stock pursuant to the terms of the Company's 2000 Directors' Stock Option Plan (the "Directors Plan"). Each non-employee director who becomes a member of the Board on or after February 17, 2000, the effective date of the Directors Plan, will be automatically granted an option to purchase 32,000 shares of Class A Common Stock under the Directors Plan (the "Initial Grant"). On each anniversary of his or her Initial Grant, each non-employee director will be automatically granted an additional option to purchase 8,000 shares of Class A Common Stock under the Directors Plan, so long as he or she has continuously served as a director of the Company (the "Subsequent Grant"). Any non-employee director who does not receive an Initial Grant shall nevertheless automatically receive a Subsequent Grant on the anniversary of the most recent grant of an option to such director. Options granted under the Directors Plan have an exercise price equal to the fair market value (as determined under the Directors Plan) of the Company's Common Stock on the date of grant with a term of ten years. Non-employee director options vest and are exercisable in four equal installments, starting on the one-year anniversary date of the grant.

     Directors who are also employees are eligible to receive options to purchase shares of Vialta Common Stock under Vialta's 1999 Stock Incentive Plan.

REQUIRED VOTE

     The five nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors to serve as the same class of directors which they previously served on which was served by the director who they replaced.


                 THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINEES LISTED ABOVE.


                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Company has selected PricewaterhouseCoopers LLP ("PwC") as its independent accountants to perform the audit of the Company's financial statements for fiscal year 2002 and recommends that the stockholders vote for ratification of such selection. In the event the stockholders do not ratify such appointment, the Board will reconsider its selection. Representatives of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

  Audit Fees

     PwC billed the Company aggregate fees of $159,750 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the second and third quarters of fiscal 2001.

   All Other Fees

     PwC billed the Company aggregate fees of $280,000 for other professional services rendered in fiscal 2001, including professional services in connection with the spin-off of the Company from its parent, consulting services, tax preparation and tax consultation.

     The Audit Committee of the Board has considered the provision by PwC of the non-audit services listed above and concluded, based on information provided by PwC, that providing such services is compatible with maintaining PwC's independence.

REQUIRED VOTE

     The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.


      THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION
                                       OF
                PRICEWATERHOUSECOOPERS LLP FOR FISCAL YEAR 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 31, 2002, known to the Company regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each executive officer named in the Summary Compensation Table below (the "Named Executive Officers") and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes hereto, each director and executive officer has (or could have upon exercise of an option vested or vesting within 60 days of March 31, 2002) sole vesting and investment power, subject to community property laws where applicable.

     In accordance with the Company's Amended and Restated Certificate of Incorporation, not later than June 30, 2002 each share of Class A Common Stock and each share of Class B Common Stock will automatically convert into one share of non-classified Common Stock if certain events have not occurred. The Company does not anticipate these events will have occurred. The holders of non-classified Common Stock will thereafter be entitled to one vote per share held.

                                                        Class A Shares           Class B Shares         Common Shares(2)
                                                      Beneficially Owned       Beneficially Owned      Beneficially Owned
                                                   -----------------------   ----------------------  ----------------------
Name and Address of Beneficial Owners (1)            Number        Percent     Number       Percent    Number       Percent
-----------------------------------------------    -----------     -------   -----------    -------  -----------    -------
State of Wisconsin Investment Board (3)              8,000,000        18%              0        *      8,000,000       9%
  P.O. Box 7842
  Madison, WI 53707

Trusts for the benefit of the children of Fred
S.L. Chan (4)                                        2,256,622         5%      8,800,000      22%     11,056,622      13%

Fred S.L. Chan (5)                                  16,772,180        38%      4,400,000      11%     21,172,180      25%

Didier Pietri (5)                                      276,419         1%              0        *        276,419        *

Matthew Fong                                            67,606          *              0        *         67,606        *
  c/o Strategic Advisory Group
  13191 Crossroad Parkway North
  City of Industry, CA 91746

Masaharu Shinya (5)                                      8,000          *              0        *          8,000        *
  c/o Global Alliance Co.
  4-5 Tsukiji 1-chrome, Chuo-ku Tokyo,
  104-0045, Japan

Herbert Chang (5)                                        8,000          *              0        *          8,000        *
 c/o Investar Capital, Inc.
  1737 N. First Street # 650
  San Jose, CA 95112

All executive officers and directors as a group
(5 persons) (5)(6)                                  17,132,205        38%      4,400,000      11%     21,532,205      25%

* Less than 1% of the outstanding shares of the applicable class of Common Stock

(1) Unless otherwise indicated, the address for each beneficial owner is c/o Vialta, Inc., 48461 Fremont Boulevard, Fremont, CA 94538.

(2) Reflects ownership assuming conversion, prior to March 31, 2002, of the Class A Common Stock and the Class B Common Stock into non-classified Common Stock at a one-to-one ratio.

(3) Based on a filing with the Securities Exchange Commission on February 13, 2002 indicating beneficial ownership as of December 31, 2001. The State of Wisconsin Investment Board (SWIB) is a state agency that invests the assets of the Wisconsin Retirement System, the State Investment Fund, and several smaller trust funds established by the state.

(4) Includes Class A shares held by trusts for the benefit of the children of Mr. and Mrs. Chan. Includes 8,800,000 Class B shares are held by Evershine XVI, L.P., an entity controlled by a trust for the benefit of Mr. Chan's children.

(5) Includes Class A shares subject to stock options that are or will become exercisable within 60 days of March 31, 2002 as follows: Mr. Chan, 412,778 shares (388,090 shares directly and 24,688 shares through Annie S.H. Chan, the spouse of Mr. Chan, whose options are stapled to options granted by ESS Technology, Inc. when it was the parent company of Vialta); Mr. Pietri, 250,000 shares; Mr. Shinya, 8,000 shares; and Mr. Chang, 8,000 shares.

(6) Does not include shares held by trusts for the benefit of the children of Mr. and Mrs. Chan.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by the Named Executive Officers: (1) the Company's Chief Executive Officer and (2) the Company's four other most highly compensated executive officers whose salary and bonus for the fiscal year 2001 were in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                     ANNUAL COMPENSATION
                                                                                AWARDS
                                                                              SECURITIES
                                 FISCAL                      OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY    BONUS  COMPENSATION(1)     OPTIONS     COMPENSATION(2)
-------------------------------  ------   ---------  -----  ---------------   ------------  ---------------
Fred S.L. Chan (3)                2001    $ 248,000  $  --    $        --               --    $       966
  Chairman of the Board of        2000    $ 248,000  $  --    $        --               --    $       966
  Directors of the Company        1999    $  51,667  $  --    $        --        1,000,000    $        --

Didier Pietri (4)                 2001    $ 188,636  $  --    $        --        2,000,000    $       252
  President and Chief Executive   2000    $      --  $  --    $        --               --    $        --
  Officer                         1999    $      --  $  --    $        --               --    $        --

(1) In accordance with SEC rules, perquisites and personal benefits are omitted unless they exceed the required reporting thresholds.

(2) Includes dollar value of premiums paid by the Company under the Company's group term life insurance policy and accidental death and dismemberment policy on behalf of the Named Executive Officers.

(3) Mr. Chan was President of the Company from its inception through April 2001 and was its Chief Executive Officer from its inception through August 28, 2001.

(4) Mr. Pietri joined the Company as President on April 30, 2001 and became Chief Executive Officer on August 29, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                   STOCK PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                            FOR OPTION TERM
                       -------------------------------------------------------    --------------------------
                       NUMBER OF       PERCENT OF
                       SECURITIES     TOTAL OPTIONS
                       UNDERLYING      GRANTED TO
                        OPTIONS       EMPLOYEES IN     EXERCISE     EXPIRATION
NAME                    GRANTED        FISCAL YEAR      PRICE          DATE            5%            10%
----                   ----------     -------------    --------     ----------     ----------     ----------
Fred S.L. Chan                  0                 0%         --             --             --             --

Didier Pietri (1)       1,000,000                14%   $   1.18        7/19/11     $1,922,096     $3,060,616
                        1,000,000                14%   $   0.42        8/28/11     $  697,167     $1,089,372

(1) Options vest at a rate of 25% on each of the one and two year anniversary of grant and 1/48 on each one month anniversary thereafter.


               AGGREGATE OPTIONS EXERCISES IN LAST FISCAL YEAR AND
                             FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 2001, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001.


                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                     OPTIONS AT FISCAL                 OPTIONS AT
                          SHARES                          YEAR END                FISCAL YEAR-END (1)
                        ACQUIRED ON    VALUE    ---------------------------   ---------------------------
        NAME             EXERCISE     REALIZED  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------   -----------   --------  -----------   -------------   -----------   -------------
Fred S. L. Chan                   0   $     --      284,665       1,412,715   $   352,985   $   1,476,767

Didier Pietri                     0   $     --            0       2,000,000   $         0   $     880,000

(1) Valuation of these options is based on the closing bid price of $1.24 per share, as quoted on the over the counter bulletin board on December 31, 2001.


                              EMPLOYMENT AGREEMENTS

   Didier Pietri has an employment agreement with the Company pursuant to which he is entitled to receive an annual salary of $300,000. In addition to basic compensation, Mr. Pietri is entitled to participation in employee benefit plans, stock option grants and a guaranteed bonus of $100,000 after the first full year of employment is completed. Mr. Pietri is guaranteed employment for one year after which the Company can terminate his employment, with or without cause, at any time.


PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the first day of trading of the Company's Common Stock after the Company's spin-off from ESS Technology, Inc. August 23, 2001 to December 31, 2001 with the cumulative total return on the NASDAQ Stock Market Index and the Dow Jones Consumer Electronics Industry Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends). The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                              [GRAPH APPEARS HERE]


     The following description data are supplied in accordance with Rule 304(d) of Regulation S-T:

                            VIALTA, INC.                      NASDAQ COMPOSITE             DOW JONES CONSUMER ELECTRONICS INDEX
                -----------------------------------  -----------------------------------  --------------------------------------
    DATE         CLOSING PRICE    INVESTMENT VALUE    CLOSING PRICE    INVESTMENT VALUE    CLOSING PRICE       INVESTMENT VALUE
------------    ---------------  ------------------  ---------------  ------------------  ---------------     ------------------
 08/23/2001         $ 0.47           $ 100.000           1842.97          $ 100.000            149.65             $ 100.000
 12/31/2001         $ 1.24           $ 263.830           1950.40          $ 105.950            167.68             $ 112.050


     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following and the Performance Graph in this proxy shall not be incorporated by reference into any such filing.

                          REPORT OF THE AUDIT COMMITTEE

    The Company's management has the primary responsibility for the integrity of the Company's financial information. The Company's independent auditors are responsible for conducting independent audits of the Company's financial statements in accordance with generally accepted auditing standards and expressing an opinion on the financial statements based on those audits. The Audit Committee nominates the independent auditors for approval by the Board and is responsible for overseeing the conduct of the above activities by management and such auditors.

     As part of its responsibility, the Audit Committee has met with the Company's independent accountants to review and discuss the adequacy of the Company's internal control system, financial reporting procedures and other matters required to be discussed by the Statement of Auditor Standards 61 such as the independent accountant's judgments as to the quality of the financial statements, changes in the accounting policies and sensitive accounting estimates. The Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent accountant. The Audit Committee reviewed the general scope of the Company's annual audit and fees charged by the independent accountants and reviewed and monitored the performance of non-audit services by the Company's auditors. The Audit Committee has received the written disclosures and the letter from the independent accountants required by ISB No. 1 and has discussed with the independent accountant that firm's independence.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statement be included in the Company's annual report on Form 10-K for the year ended December 31, 2001.

                                         AUDIT COMMITTEE

                                         /s/  Matt Fong
                                         ----------------------------

                                         /s/  Masaharu Shinya
                                         ----------------------------


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The Committee acts on behalf of the Board to examine and implement the general compensation policy of the Company for all executive officers and such other employees of the Company as the Board of Directors may deem appropriate. The Committee reviews the general compensation policy applicable to the Chief Executive Officer ("CEO") and other executive officers on an annual basis. The Committee administers the Company's incentive and equity plans, including the 1999 Stock Incentive Plan, the 2000 Directors Stock Option Plan and the 2001 Nonstatutory Stock Option Plan.

     The Company's policy in compensating its executive officers is intended to attract, motivate and retain these executives. Consistent with this policy, key executives are eligible to receive, in addition to their base salaries, stock option grants under the 1999 Stock Incentive Plan in amounts determined by the Board of Directors based on recommendations by the Compensation Committee. Stock options have value for these executives only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest. Additional incentive compensation is also considered by the Committee based on individual performance and the achievement of short term goals.

     The base salary, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's CEO and other executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

COMPENSATION OF EXECUTIVE OFFICERS

     During the fiscal year that ended on December 31, 2001, the Company's executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

     Base Salary. The Company sets the base salaries of its executives at levels believed to be consistent with comparably sized companies engaged in similar industries.

     Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of executives. The Company believes that stock options align the interests of each executive with those of the stockholders. They also provide executives a significant, long-term interest in the Company's success and help retain key executives in a competitive market for executive talent. The Company's 1999 Equity Incentive Plan authorizes the Committee to grant stock options to executives. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executives in the Company. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company, and they expire not later than ten years from the date of grant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Company's CEO's compensation plan includes the same elements and performance measures as the plans of the Company's other executive officers. The Compensation Committee evaluates the performance of the Company's CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any.

     Mr. Chan's base salary for fiscal year 2001 was set at the same salary granted for the prior year. In determining his total compensation, the Compensation Committee considered his length of service with the Company, the Company's accomplishments during the prior year, future objectives and challenges for the Company, and Mr. Chan's individual performance and contributions to the Company. In making its compensation decisions with respect to Mr. Chan, the Compensation Committee exercised its discretion and judgment based on the above factors, and no specific formula was applied to determine the weight of each factor. The Compensation Committee believes that Mr. Chan has provided important leadership in the creation and development of the Company from its inception.

     Mr. Pietri joined the Company in April of 2001 and the Company entered into a one year employment agreement with him. In determining the terms of his agreement, the Compensation Committee considered a number of factors and criteria including, Mr. Pietri's depth of experience, his past accomplishments with other companies, his vision and leadership abilities, and the future needs of the Company. In making its compensation decisions with Mr. Pietri, the Compensation Committee also considered the need to retain Mr. Pietri and decided to award him a bonus at the end of one full year's service. Based on his successes to date, the Company decided to advance this bonus in January 2002. The Compensation Committee exercised its discretion and judgment based on the above factors, and no specific formula was applied to determine the weight of any factor.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Compensation Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Compensation Committee believes that this section will not affect the tax deductions available to the Company. It will be the Compensation Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                            COMPENSATION COMMITTEE

                                            /s/  Matt Fong
                                            ----------------------------

                                            /s/  Masaharu Shinya
                                            ----------------------------


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

    Fred Chan, who was an officer of the Company during the fiscal year, participated in deliberations of the Company's Board of Directors concerning executive officer compensation.


                 CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS

     Since April 20, 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, nominee for election as a director, executive officer, holder of more than 5% of the Company's Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation arrangements, which are described under "Compensation of Directors" and "Executive Compensation" above.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2001 were reported on a timely basis except that Mr. Fong was late in filing one report on Form 4 reflecting one transaction for the exercise of options to acquire shares of Class A Common Stock.


                            HOUSEHOLDING INFORMATION

     Some banks, brokers and other nominees are participating in the practice of "householding" proxy statements and annual reports. This means that only one Proxy Statement and set of accompanying materials is being delivered to multiple security holders sharing an address. However, if we receive contrary instructions from one or more of the security holders, we will deliver, promptly upon written or oral request, a separate copy of the Proxy Statement and accompanying materials to a security holder at a shared address to which a single copy of the documents was delivered. A security holder who wishes to receive a separate copy of the Proxy Statement and accompanying materials now or in the future, or security holders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a written request to Director of Finance, Vialta, Inc., 48461 Fremont Boulevard, Fremont, CA 94538 or call 510-870-3068.


                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        James Allison
                                        Controller

Dated: April 30, 2002

                                                                      APPENDIX A

                                   VIALTA.COM

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

PURPOSE

    The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

    In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP

     The Audit Committee will be comprised of two members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company and each shall be an independent director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

MEETINGS

   The Audit Committee will meet with the President and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

RESPONSIBILITIES

    The responsibilities of the Audit Committee shall include:

    1.  Nominating the independent auditors;

    2.  Reviewing the plan for the audit and related services;

    3.  Reviewing audit results and financial statements;

    4. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

    5.  Overseeing the effectiveness of the internal audit function;

    6.  Overseeing compliance with the Foreign Corrupt Practices Act;

    7. Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities; and

    8. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

REPORTS

   The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF VIALTA, INC.

                       2002 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Vialta, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2002, and hereby appoints Didier Pietri and James Allison, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Vialta, Inc. to be held on June 20, 2002 at 2:00 p.m. local time, at the Fremont Marriott, 46100 Landing Parkway, Fremont, CA 94538, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

        The Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, (2) FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


             ------------------------------------------------------
                              FOLD AND DETACH HERE

                             Please mark votes as in
                                this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTORS AND PROPOSALS 2 AND 3.

1.       Election of the five directors nominated by the Board of Directors.

Fred S.L. Chan (Class III)    [ ] For   [ ] Withhold Authority
Didier Pietri (Class II)      [ ] For   [ ] Withhold Authority
Matthew K. Fong (Class II)    [ ] For   [ ] Withhold Authority
Herbert Chang (Class I)       [ ] For   [ ] Withhold Authority
Masaharu Shinya (Class I)     [ ] For   [ ] Withhold Authority

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2002.

         [ ] For         [ ] Against              [ ] Abstain

                                    and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.


                                    SIGNATURE(S)

                                    -------------------------

                                    DATE
                                        ---------------------

                                    Please sign exactly as name appears hereon.
                                    Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                          USING THE ENCLOSED ENVELOPE.

              -----------------------------------------------------
                           -- FOLD AND DETACH HERE --